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                                                                    Exhibit 10.7

                               PENTON MEDIA, INC.
                         1998 DIRECTOR STOCK OPTION PLAN

         1. PURPOSE. The purpose of the Penton Media, Inc. 1998 Director Stock Option Plan (the "Plan") is to promote the long-term financial interests of Penton Media, Inc., a Delaware corporation (the "Company"), and its subsidiaries by:

         (a) providing an incentive for all non-employee members of the Board of Directors (the "Non-Employee Directors") to maximize the long-term value of the Company's Common Stock and otherwise act in the best interest of the Company's stockholders;

         (b) providing Non-Employee Directors with the opportunity to acquire a greater stake in the future of the Company and its subsidiaries through stock ownership; and

         (c) attracting and retaining highly qualified Non-Employee Directors.

         2. DEFINITIONS. The following words and phrases have the respective meanings indicated below unless a different meaning is plainly implied by the context.

         (a) "Board of Directors" means the Board of Directors of the Company.

         (b) "Code" means the Internal Revenue Code of 1986, as amended.

         (c) "Common Stock" means Common Stock, par value $.01 per share, of the Company.

         (d) "Eligible Director" means any present or future member of the Board of Directors who, on the date of an award pursuant to the Plan, (1) is a member of the Board of Directors, and (2) is not an employee of the Company or any of its subsidiaries.

         (e) "Market Value" of Common Stock on any date means, for Options granted during the first twenty days on which the Common Stock is traded on the New York Stock Exchange, the fair market value of the shares of Common Stock as determined by the Board of Directors, and, for any subsequent grant of Options, on any date, means the most recently reported closing price of such Common Stock on that date on the New York Stock Exchange Composite Transactions list, as reported in THE WALL STREET JOURNAL.

         (f) "Option" means a right awarded to a Participant pursuant to the Plan to purchase a designated number of shares of Common Stock at a stated price for a stated period of time.

         (g) "Participant" means an Eligible Director who has been awarded an Option.

         3. LIMITATION OF AGGREGATE SHARES. Subject to adjustment as provided in paragraph 5(d), the number of shares of Common Stock which may be issued upon the exercise of Options




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shall not exceed, in the aggregate, 100,000 shares; it being understood that to the extent any Options expire unexercised or are cancelled, terminated or forfeited in any manner without the issuance of shares of Common Stock thereunder, such shares shall again be available under the Plan. Such 100,000 shares of Common Stock may be authorized and unissued shares, treasury shares, or a combination thereof, as the Board of Directors shall determine.

         4. OPTIONS. The Board of Directors may grant Options to Eligible Directors in accordance with this paragraph 4 and the other provisions of the Plan.

         (a) PROVISIONS.

         (i) Options shall not qualify as incentive stock options within the meaning of Section 422 of the Code or any successor provision.

         (ii) Options shall have such terms, not to exceed ten years from the date of grant, as the Board of Directors shall determine at grant.

         (iii) The Option price per share of Common Stock shall be 100% of the Market Value on the date of grant and not less than the par value of a share of Common Stock.

         (iv) Options shall be exercisable at such time or times as the Board of Directors shall determine at or subsequent to grant; provided that, except in the event of death or disability of the Participant, no Option may be exercised until the Eligible Director has served on the Board of Directors for at least six months after it is awarded; further provided that an Option may be exercised only during a period beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such date; and further provided that in the event of termination of service of a Participant as a member of the Board of Directors for any reason (including without limitation expiration of term without re-election, resignation, retirement, disability or death), each Option granted to the Participant shall cease to be exercisable not later than the fifth anniversary of the date of termination or, if earlier, on the scheduled date of expiration of such Option.

         (b) EXERCISE. Shares shall be issued to a Participant pursuant to the exercise of an Option only upon receipt by the Company from the Participant of written notice of exercise, specifying the number of shares with respect to which the Option is being exercised, accompanied by payment in full in cash (including check, bank draft or money order) or, to the extent permitted by the Board of Directors, by a single exchange of shares of Common Stock already owned by the Participant for at least six months in an amount equal to the aggregate Option price for the shares of Common Stock subject to the Option or portion thereof being exercised or by a combination of such methods; provided that the Board of Directors may permit the Participant to elect to pay such aggregate Option price by authorizing a third party to sell the shares of Common Stock acquired upon exercise (or a sufficient portion thereof) and thereafter remit to the Company sale proceeds sufficient to pay such aggregate Option price and any withholding or other tax resulting from exercise. The value of already owned shares of Common Stock exchanged in full or partial payment for the shares purchased upon the exercise of an Option shall be equal to the aggregate Market Value of such already owned shares on the date of the exercise of such Option.



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         (c) SURRENDER. If so provided by the Board of Directors at or subsequent to the time of grant, an Option may be surrendered to the Company on such terms and conditions, and for such consideration, as the Board of Directors shall determine.

         (d) FORM. The form of each Option (and of the documentation evidencing each Option) shall be determined by the Board of Directors.

         5. MISCELLANEOUS PROVISIONS.

         (a) ADMINISTRATION. The Plan shall be administered by the Board of Directors. Subject to the limitations of the Plan, the Board of Directors shall have the sole and complete authority: (i) to select Participants, (ii) to award Options in such forms and amounts as it shall determine, (iii) to impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate, (iv) to interpret the Plan and to adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan,
(v) to correct any defect or omission or to reconcile any inconsistency in the Plan or in any Options and (vi) to make all other determinations and to take all other actions necessary or advisable for the implementation and administration of the Plan. The Board of Directors' determinations on matters within its authority shall be conclusive and binding upon the Company and all other persons. All expenses associated with the Plan shall be borne by the Company.

         (b) NON-TRANSFERABILITY. Except as otherwise determined by the Board of Directors, no Option, and no interest therein, shall be transferable by a Participant otherwise than by will or the laws of descent and distribution, and all Options shall be exercisable during a Participant's lifetime only by the Participant or the Participant's legal representative. Any purported transfer contrary to this provision will nullify the Option.

         (c) ADJUSTMENT. The Board of Directors may make or provide for such adjustments in the numbers of shares of Common Stock covered by outstanding Options granted hereunder as the Board of Directors, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from
(a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board of Directors, in its discretion, may provide in substitution for any or all outstanding awards under the Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of the Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 5(c).

         (d) TAX WITHHOLDING. The Board of Directors shall have the power to withhold, or to require a Participant to remit to the Company, an amount sufficient to satisfy any withholding or



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other tax due with respect to the Participant's exercise of an Option. Subject to the consent of the Board of Directors, a Participant may make an irrevocable election to have shares of Common Stock otherwise issuable under an Option withheld, tender back to the Company shares of Common Stock received pursuant to an Option or deliver to the Company shares of Common Stock already owned by the Participant having a Market Value sufficient to satisfy all or part of the Participant's estimated tax obligations associated with the transaction. Such election must be made by a Participant prior to the date on which the relevant tax obligation arises. The Board of Directors may disapprove of any election and may limit, suspend or terminate the right to make such elections.

         (e) TERMINATION; AMENDMENTS. The Board of Directors may terminate the Plan at any time. The Board of Directors may amend the Plan at any time or from time to time; provided that no such amendment shall be made without stockholder approval to the extent such approval is required by law, regulation or the rules of any exchange upon which the Common Stock is listed.

                  The Board of Directors may amend an outstanding Option in any manner to the extent that the Board of Directors would have had the authority under the Plan to initially grant the Option as so amended.

                  No termination or amendment of the Plan or amendment of any outstanding Option shall adversely affect any outstanding Option without the consent of the Participant who holds it.

         (f) RIGHTS OF PARTICIPANTS. Nothing in the Plan shall confer on any Eligible Director any right to continue to serve as a member of the Board of Directors or affect in any way the right of the Company to terminate such service at any time. No Eligible Director shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

         (g) EFFECTIVE DATE. The effective date of the Plan shall be June 8, 1998, the date of its adoption by the Board of Directors.



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                               PENTON MEDIA, INC.
              FORM OF NONQUALIFIED DIRECTOR STOCK OPTION AGREEMENT


                  WHEREAS, _______________________ (hereinafter called the "Optionee") is a director of Penton Media, Inc. (hereinafter called the "Company") who (1) is a member of the Board of Directors of the Company (the "Board"), and (2) is not an employee of the Company or any of its subsidiaries ("Eligible Director");

                  WHEREAS, the execution of a Stock Option Agreement in the form hereof has been duly authorized by a resolution of the Board duly adopted on _________, ____, and incorporated herein by reference; and

                  WHEREAS, the Company's 1998 Director Stock Option Plan (the "Plan") authorizes the Board to grant to Eligible Directors options to purchase shares of Common Stock.

                  NOW THEREFORE, this Agreement shall evidence and confirm the Company's grant to the Optionee of an option to purchase _____ shares of Common Stock, at the price of $_____ per share ("Option Price"), and the Company's agreement to cause certificates for any shares purchased hereunder to be delivered to the Optionee upon receipt of the purchase price, all subject, however, to the terms and conditions of the Plan and the terms and conditions hereinafter set forth. The Option Price shall be payable (i) in cash, (ii) by the transfer to the Company by the Optionee of nonforfeitable, unrestricted shares of Common Stock held by the Optionee for more than six months and having a Market Value at the time of exercise of this option equal to the total Option Price of the shares of Common Stock which are the subject of such exercise, or
(iii) by a combination of such methods of payment.

                  1. This option (unless terminated as hereinafter provided) shall be exercisable in full after the Optionee shall have been a director of the Company for a period of _______ year[s] from the date hereof. Notwithstanding the foregoing, this option shall become immediately exercisable in full by the optionee or his or her legal representative if the Optionee should die or become disabled while serving as a director of the Company or in the event of a Change of Control. If the Optionee subsequently becomes an employee of the Company while remaining a member of the Board of Directors, this option shall not be affected thereby. To the extent exercisable, and subject to paragraph 4(a)(iv) of the Plan, this option may be exercised in whole or in part from time to time.

                  2. This option shall terminate on the earlier of the following dates:

                  (A) Five years after termination of the Optionee's
                      service as a member of the Board for any reason (including without limitation expiration of term without re-election, resignation, retirement, disability or death).

                  (B) Ten years from the date on which this option was granted.



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Neither the Plan, nor the granting of this option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue as a director for any period of time, or at any particular rate of compensation.

                  3. This option shall not be transferable by the Optionee except by will or the laws of descent and distribution, and this option shall be exercisable during the lifetime of the Optionee only by the Optionee or, in the event of the Optionee's legal incapacity to do so, by the Optionee's guardian or legal representative acting on behalf of the Optionee in a fiduciary capacity under state law and court supervision.

                  4. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this Agreement, this option shall not be exercisable if the exercise thereof would result in a violation of any such law.


                  5. This option shall not be exercisable if at the time of exercise such exercise would require registration under the Securities Act of 1933, as amended, or any similar federal securities law then in effect, of the shares of Common Stock or other securities to be purchased hereunder and such registration shall not then be effective. The Company hereby agrees to make reasonable efforts to effect any such required registration.

                  6. The Board shall make such adjustments in the Option Price and in the number or kind of shares of Common Stock or other securities covered by this option as the Board in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of the Optionee that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, reorganization, partial or complete liquidation, or (c) any other corporate transaction or event having an effect similar to any of the foregoing.

                  7. This option is intended to be a nonqualified stock option, and will not be treated as an "incentive stock option" as that term is defined in Section 422 of the Internal Revenue Code.

                  8. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan.




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                  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer and Optionee has also executed this Agreement in duplicate, as of this _____ day of___ , 199__.

                                            PENTON MEDIA, INC.


                                            By
                                               ---------------------


The undersigned Optionee hereby acknowledges receipt of an executed original of this Stock Option Agreement.


                                            -------------------------
                                            Optionee



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